Exhibit 10.2

AMENDMENT TO
FORWARD PURCHASE AGREEMENT

This AMENDMENT TO FORWARD PURCHASE AGREEMENT (this “Amendment”), dated as of April 7, 2021, is entered into by and between Rice Acquisition Corp., a Delaware corporation (the “Company”), Rice Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”), Rice Acquisition Holdings LLC, a Delaware limited liability company (“OpCo”) and Atlas Point Energy Infrastructure Fund, LLC, a Delaware limited liability company (the “Purchaser”).

RECITALS

WHEREAS, the Company, OpCo, Sponsor and the Purchaser are party to that certain Forward Purchase Agreement, dated as of September 30, 2020 (the “Forward Purchase Agreement”);

WHEREAS, concurrently with the execution and delivery of this Amendment, the Company, OpCo, Aria Energy LLC and certain other parties thereto entered into a Business Combination Agreement (the “Aria Agreement”);

WHEREAS, concurrently with the execution and delivery of this Amendment, the Company, OpCo, Archaea Energy, LLC and certain other parties thereto entered into a Business Combination Agreement (the “Archaea Agreement,” and together with the Aria Agreement, collectively, the “Business Combination Agreements”);

WHEREAS, in consideration of the benefits to be received by the Purchaser under the terms of and transactions contemplated by the Business Combination Agreements and as a material inducement to the Company agreeing to enter into, and consummate the transactions contemplated by, the Business Combination Agreements, the parties hereto agree to enter into this Amendment and to be bound by the agreements, covenants and obligations contained in this Amendment; and

WHEREAS, in connection with the execution and delivery of the Business Combination Agreements and the transactions contemplated thereby, the Company and the Purchaser wish to amend the Forward Purchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1 Defined Terms and Rules of Interpretation. Except as otherwise expressly provided herein, capitalized terms used herein without definition shall have the same meanings herein as set forth in the Forward Purchase Agreement after giving effect to this Amendment. For all purposes of this Amendment, except as otherwise expressly provided or unless the context otherwise requires, the rules of construction set forth in Section 8(q) of the Forward Purchase Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.

Section 2 Amendment; Waiver. The parties hereto hereby agree that (a) the first reference to “one-third of one redeemable warrant” in Section 1 of the Forward Purchase Agreement shall be replaced with “one-eighth of one redeemable warrant” and (b) absent mutual agreement by the parties hereto, the Purchaser shall purchase a total of $20,000,000 of Forward Purchase Securities otherwise in accordance with the terms of the Forward Purchase Agreement.

Section 3 Miscellaneous.

(a) Effect of Amendment. Except to the extent specifically amended or superseded by the terms of this Amendment, all of the provisions of the Forward Purchase Agreement shall remain in full force and effect to the extent in effect on the date hereof. The Forward Purchase Agreement, as modified by this Amendment, constitutes the complete agreement among the parties hereto and supersedes any prior written or oral agreements, writings, communications or understandings with respect to the subject matter hereof.

(b) Parties in Interest. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(c) Governing Law. This Amendment, the entire relationship of the parties hereto, and any dispute between the parties hereto (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of Delaware, without giving effect to its choice of laws principles.

(d) Counterparts. This Amendment may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

COMPANY

RICE ACQUISITION CORP.

By:	/s/ Jamie Rogers
	Name:	Jamie Rogers
	Title:	Chief Accounting Officer

PURCHASER

ATLAS POINT ENERGY INFRASTRUCTURE FUND, LLC

By:	/s/ Adam Karpf
	Name:	Adam Karpf
	Title:	Portfolio Manager

OPCO

RICE ACQUISITION HOLDINGS LLC

By:	/s/ Jamie Rogers
	Name:	Jamie Rogers
	Title:	Authorized Person

Signature Page to First Amendment of Forward Purchase Agreement

SPONSOR

RICE ACQUISITION SPONSOR LLC

By:	/s/ Jamie Rogers
	Name:	Jamie Rogers
	Title:	Authorized Person

Signature Page to First Amendment of Forward Purchase Agreement